Exhibit 99.2

                        UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF FLORIDA

                             FT LAUDERDALE DIVISION

IN RE:            |     CASE NUMBER:  98-20169-BKC-RBR
                  |
                  |
                  |
                  |     JUDGE:    Raymond B. Ray
        DEBTOR.   |     CHAPTER 11

                  DEBTOR'S MONTHLY FINANCIAL REPORT (BUSINESS)
                                 FOR THE PERIOD

    FROM April 5, 1998 TO May 2, 1998 (5-2-98 is fiscal month end per books)



        Comes now the above-named debtor and files its Periodic Financial reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                        Paul J. Battista, Esq.
                                        Attorney for Debtor

        Debtor's Address and Phone Number   Attorney's Address and Phone Number:
        2Connect Express, Inc               Kelley, Drye & Warren, LLP
        3500 Gateway Drive                  201 S. Biscayne Blvd.
        Suite 101                           2400 Miami Center
        Pompano Beach, FL  33069            Miami, FL 33131
        (954) 971-3555                      (305) 372-2400




                                    1 of 20

MONTHLY FINANCIAL REPORT FOR BUSINESS

For the Period Beginning April 5, 1998 and Ending May 2, 1998 (fiscal month per books)

Name of Debtor:    2Connect Express, Inc.       Case Number: 98-20169-BKC-RBR
Date of Petition:  January 12, 1998

                                                                             CUMULATIVE
                                                       CURRENT MONTH       PETITION TO DATE
                                                       -------------       ----------------
1. Cash at Beginning of Period                          $ 275,466.85        $   106,714.48
                                                        ------------         -------------
2. Receipts:

    A. Cash and Credit Card Sales                         171,567.07            990,492.23
        Less: Cash and Credit Card Refunds                                       (1,333.83)
                                                        ------------         -------------
        Net Cash and Credit Card Sales                    171,567.07            989,158.40
                                                        ------------         -------------

    B. Collection in Post-petition A/R                     60,601.59            192,382.74
    C. Collection on Pre-petition A/R                      22,912.67            282,682.94
    D. Other Receipts (Schedule 2A)                        20,134.81             53,899.18
    E. Deposits From Account Sweeps                       527,696.42          2,023,294.64
    F. Less Disbursement Sweeps                          (527,696.42         (2,022,452.05)
    G. Auction sales-held in bankurptcy atty
        trust account                                     334,575.00            334,575.00
                                                        ------------         -------------

3. Total Receipts                                         609,791.14          1,853,540.85
                                                        ------------         -------------
4. Total Cash Available for Operations(1+3)               885,257.99          1,960,255.33
                                                        ------------         -------------

5. Disbursements:

    A.  U.S. Trustee Quarterly Fees                         3,750.00              3,750.00
    B.  Net Payroll                                        61,368.04            320,720.84
    C.  Payroll Taxes Paid                                 22,555.29            120,702.88
    D.  Sales and Use Taxes                                16,600.53             40,454.84
    E.  Other Taxes                                               --                    --
    F.  Rent                                                9,193.46            125,568.22
    G.  Other Leases (attachment 3)                           256.18             33,302.96
    H.  Telephone                                           1,967.71             25,727.80
    I.  Utilities                                           1,924.02             15,165.01
    J.  Travel and Entertainment                            4,080.18             23,258.77
    K.  Vehicle Expenses                                          --                    --
    L.  Office Supplies                                       726.17              5,320.61
    M.  Advertising                                         2,631.34             22,796.89
    N.  Insurance (attachment 7)                            5,442.87             35,502.16
    O.  Purchases of Fixed Assets                                 --                    --
    P.  Purchases of Inventory                              4,393.20             89,630.96
    Q.  Manufacturing Supplies                                    --                    --
    R.  Repairs and Maintenance                                   --              1,604.19
    S.  Payments to Secured Creditors                             --            281,499.96
    T.  Other Operating Expenses(Schedule 2B)              11,264.58             76,144.84
                                                        ------------         -------------

6. Total Cash Disbursements                               146,153.57          1,221,150.91
                                                        ------------         -------------
7. Ending Cash Balance (4-6)                            $ 739,104.42         $  739,104.42
                                                        ============         =============



I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 15th day of May, 1998.  Signed:  /s/ Thomas H. Hicks
                                      --------------------------------------
                                          Thomas H. Hicks, CEO, CFO



                                    2 of 20

                                  Schedule 2A
                     Monthly Financial Report for Business
         For the Period Beginning April 5, 1998 and Ending May 2, 1998
                            (fiscal month per books)
                              Other Receipts Detail


Account  Date   Check #                Payee                    Purpose          Deposit
-------  ----   -------                -----                    -------          -------
op       4/7/98 Deposit      Deposit                              Cobra         $   210.29
op      4/29/98 Deposit      Deposit                              Cobra             338.96
op       4/6/98 Deposit      First Union Interest                Interest           134.25
op       4/7/98 Deposit      First Union Interest                Interest            42.28
op       4/8/98 Deposit      First Union Interest                Interest            40.92
op       4/9/98 Deposit      First Union Interest                Interest            45.75
op      4/10/98 Deposit      First Union Interest                Interest            45.12
op      4/13/98 Deposit      First Union Interest                Interest           141.90
op      4/14/98 Deposit      First Union Interest                Interest            48.50
op      4/15/98 Deposit      First Union Interest                Interest            49.00
op      4/16/98 Deposit      First Union Interest                Interest            51.67
op      4/17/98 Deposit      First Union Interest                Interest            49.94
op      4/20/98 Deposit      First Union Interest                Interest           146.81
op      4/21/98 Deposit      First Union Interest                Interest            49.62
op      4/22/98 Deposit      First Union Interest                Interest            48.09
op      4/23/98 Deposit      First Union Interest                Interest            50.19
op      4/24/98 Deposit      First Union Interest                Interest            49.21
op      4/27/98 Deposit      First Union Interest                Interest           149.71
op      4/28/98 Deposit      First Union Interest                Interest            49.44
op      4/29/98 Deposit      First Union Interest                Interest            49.13
op      4/30/98 Deposit      First Union Interest                Interest            48.21
op       5/1/98 Deposit      First Union Interest                Interest            47.37
op       4/7/98 Deposit      Deposit -Brightstar
                                      Corporation       Inventory Liquidation    17,242.00
op      4/14/98 Deposit      Deposit                       NSF Check Refund         307.35
op       4/9/98 Deposit      Deposit                    Utility Deposit Refund      699.10
                                                                                ----------
                                                           Total                $20,134.81
                                                                                ==========

                                  Schedule 2B
                     Monthly Financial Report for Business
         For the Period Beginning April 5, 1998 and Ending May 2, 1998
                            (fiscal month per books)
                         Other Operating Expenses Detail

Account  Date   Check #  Payee                       Purpose              Withdrawal
-------  ----   -------  -----                       -------              ----------
op       4/6/98 Debit    Novus Monthly Settlement    Credit Card Fees      $   112.85
op       4/7/98 012707   Dana Ford                   Customer Refund           264.98
op       4/7/98 012708   Alan Kaback                 Customer Refund           169.58
op       4/7/98 012709   Marisela Morley             Customer Refund           152.62
op       4/7/98 012710   Radha Rampersad             Customer Refund           280.88
op       4/7/98 012711   Advance Service Industries      Janitor               360.78
op       4/7/98 012712   American Stock Transfer Co.  Transfer Agent           500.00
op       4/7/98 012713   Aqua Springs Water           Coffee Service            20.50
op       4/7/98 012714   Bowne of Atlanta                Printing              745.07
op       4/7/98 012715   Dependable Courier              Courier             1,002.05
op       4/7/98 012716   Federal Express Corporation     Freight                23.00
op      4/10/98 Debit    Commercial Bank Charges        Bank Fees              779.22
pay     4/10/98 Debit    ADP Fees                      Payroll Fees             65.83
op      4/17/98 012734   Frank Cardone               Customer Refund            63.59
op      4/17/98 012735   Tammy Evans                 Customer Refund            37.09
op      4/17/98 012736   Clifton Frank               Customer Refund           119.76
op      4/17/98 012737   Alain Nicolas-David         Customer Refund            52.99
op      4/17/98 012740   United Parcel Service           Freight               177.36
op      4/17/98 012742   CGI-Ft. Lauderdale              Freight                69.85
op      4/17/98 012746   Nancy Higgins               Customer Refund            63.58
pay     4/17/98 Debit    ADP Fees                      Payroll Fees             65.33
op      4/21/98 012748   AR Video and Film, Inc.   Auction Video Taping      1,135.00
op      4/21/98 Debit    Telecheck                 Check Processing Fee      1,022.36
op      4/23/98 012753   Koniver Stern Group~The   Legal, Court Approved     1,770.00
op      4/24/98 012758   Pedro Brado                 Customer Refund            52.99
op      4/24/98 012759   Justin Klosky               Customer Refund           211.99
op      4/24/98 012760   Cecelia Salenno             Customer Refund           189.72
op      4/24/98 012761   Dependable Courier              Courier               192.60
op      4/24/98 012762   PR Newswire, Inc.            Press Releases            90.00
op      4/24/98 012765   CGI-Ft. Lauderdale              Freight               158.10
pay     4/24/98 Debit    ADP Fees                      Payroll Fees            236.00
op      4/28/98 012768   Reliable Cable          Wiring New Corp Office      1,017.60
pay      5/1/98 Debit    ADP Fees                      Payroll Fees             61.31
                                                                           ----------
                                                  Total                    $11,264.58
                                                                           ==========

                                  ATTACHMENT #1

              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION

Name of Debtor:  2Connect Express, Inc.    Case Number: 98-20169-BKC-RBR

For the Period Beginning April 5, 1998 and Ending May 2, 1998 (fiscal month per books)

Accounts Receivable at Petition Date:      $      375,266.67

Accounts Receivable Reconciliation (Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

  Beginning of Month Balance:              $      156,783.73
  Plus: Current Month New Billings:                28,904.22
  Less: Collections During Month:                 (83,514.26)
           Accounts Written off                   (14,540.53)
                                           -----------------
  End of Month Balance:                    $       87,633.16
                                           =================

Aging: (show the total amount for each age group of accounts incurred since filing the petition)

    0-30 days    31-60 days    61-90 days    Greater than 90 days    Total

                               See Attached Detail

      Attachment #1

2Connect Express, Inc.
Trade Receivables
As of 05/02/98



                                                       Total          1 to 30       31 to 60     61 to 90     over 90
                                                       -----          -------       --------     --------     -------
A/R - Commission
      Bell South Local-Commission                     $  1,217.50    $   352.00    $   865.50
      Bell South Mobility-Commission                     7,610.00      7,610.00          0.00
      Nextel-Commission                                  6,999.30      1,250.00      5,749.30
                                                      -----------    ----------    ----------    ---------    ----------
         Subtotal                                       15,826.80      9,212.00      6,614.80         0.00          0.00
                                                      -----------    ----------    ----------    ---------    ----------

A/R - In-House
      Bell South Mobility                                      --
      School Board of Dade County                        7,372.30                                   643.31      6,728.99
      GMAC Mortgage                                        440.96                                                 440.96
                                                      -----------    ----------    ----------    ---------    ----------
         Subtotal                                        7,813.26          0.00          0.00       643.31      7,169.95
                                                      -----------    ----------    ----------    ---------    ----------


A/R - Activation
      Bell South Mobility - Activation                   7,875.00                    3,625.00     4,250.00
      PrimeCo - Activation                                     --
      Sprint - Activation                               17,419.17                                 2,905.00     14,514.17
                                                      -----------    ----------    ----------    ---------    ----------
         Subtotal                                       25,294.17          0.00      3,625.00     7,155.00     14,514.17
                                                      -----------    ----------    ----------    ---------    ----------

A/R - Coop Advertising
      Cell Star -Coop                                   13,127.00                                              13,127.00
      Ericcson - Coop                                      668.00                                                 668.00
      Vtech Coop Adv                                     8,059.00                                               8,059.00
                                                      -----------    ----------    ----------    ---------    ----------
         Subtotal                                       21,854.00          0.00         0.00          0.00      21,854.00
                                                      -----------    ----------    ----------    ---------    ----------


A/R- Market Development
      Psion NSA                                          2,500.00                                               2,500.00
                                                      -----------    ----------    ----------    ---------    ----------
         Subtotal                                        2,500.00          0.00          0.00         0.00      2,500.00
                                                      -----------    ----------    ----------    ---------    ----------

A/R - Rebate
      CellStar Rebate                                    2,971.00                                               2,971.00
                                                      -----------    ----------    ----------    ---------    ----------
         Subtotal                                        2,971.00          0.00          0.00                   2,971.00
                                                      -----------    ----------    ----------    ---------    ----------

A/R - Residuals
      Bell South Mobility Residuals                     11,373.93     11,000.00        373.93
                                                      -----------    ----------    ----------    ---------    ----------
         Subtotal                                       11,373.93     11,000.00        373.93         0.00          0.00
                                                      -----------    ----------    ----------    ---------    ----------

          Grand Total Accounts Receivable, net          87,633.16    $20,212.00    $10,613.73    $7,798.31    $49,009.12
                                                                     ==========    ==========    =========    ==========
      Less Reserve for Doubtful Accounts               (31,134.61)
                                                      -----------
          Net Accounts Receivable                     $ 56,498.55
                                                      ===========

                                 ATTACHMENT #2

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor:  2Connect Express, Inc.   Case Number: 98-20169-BKC-RBR

For the Period Beginning April 5, 1998 and Ending May 2, 1998 (fiscal month per books)

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition.

  Date         Days
Incurred   Outstanding    Vendor                  Description            Amount
--------   -----------    ------                  -----------            ------

           See Attached Schedule: "Period Cutoff Aged AP - Historical
                            Detail Aged by Due Date"







        ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

Opening Balance (total from prior report)          $    (17,497.83)
Plus: New Indebtedness Incurred This Month               87,694.27
Less: Amount Paid on Total Accounts Payable              61,288.64
                                                   ---------------
Ending Month Balance                               $      8,907.80
                                                   ===============






SECURED: List status of payments to Secured Creditors and Lessors (Post-Petition
Only):

Secured                 Date               Number of Post      Total Amount of
Creditor/             Payment  Payment   Petition Payments      Post-Petition
 Lessor                 Due     Amount      Delinquent       Payments Delinquent
--------              -------  -------   ------------------  -------------------
 None

Date 05/02/98
                             2Connect Express, Inc.
     Period Cutoff Aged AP (05-02-98 - Historical Detail Aged by Due Date)
                                  Rept 03.681
                              Aging Date: 05/02/98

-----------------------------------------------------------------------------------------------------------------------------------
                                  Vendor                                                  1          31      61
Vendor/     Name/                 Status/   Doc    Disc     Due     Pay                   To         To      To     Over
Doc Type    Ref Nbr Inv Nbr      Inv Date Status   Date     Date    Date    Current       30         60      90      90     Balance
-----------------------------------------------------------------------------------------------------------------------------------
2000AINSWO  Chuck Ainsworth                 O
VO          004811 050298         5/2/98    A      5/2/98  5/2/98  5/2/98      25.80      0.00      0.00    0.00    0.00      25.80
                                                           Vendor Total        25.80      0.00      0.00    0.00    0.00      25.80
2000DEESDA  David G. Dees                   O
VO          004822 050298         5/2/98    A      5/2/98  5/2/98  5/2/98      14.10      0.00      0.00    0.00    0.00      14.10
                                                           Vendor Total        14.10      0.00      0.00    0.00    0.00      14.10
2000HICKST  Thomas H. Hicks                 O
VO          004810 050598         5/5/98    A      5/5/98  5/5/98  5/5/98     130.96      0.00      0.00    0.00    0.00     130.96
VO          004812 042998        4/29/98    A     4/29/98 4/29/98 4/29/98       0.00  1,018.83      0.00    0.00    0.00   1,018.83
                                                          Vendor Total        130.96  1,018.83      0.00    0.00    0.00   1,149.79
2000KILLOR  Kevin Killoran                  O
VO          004819 050298         5/2/98    A      5/2/98  5/2/98  5/2/98   2,082.24      0.00      0.00    0.00    0.00   2,082.24
                                                           Vendor Total     2,082.24      0.00      0.00    0.00    0.00   2,082.24
2000ROTHMA  Nathan Rothman                  O
VO          004813 050198         5/1/98    A      5/1/98  5/1/98  5/1/98       0.00     94.30      0.00    0.00    0.00      94.30
                                                           Vendor Total         0.00     94.30      0.00    0.00    0.00      94.30
2009CASTEL  Lena Castellanos                O
VO          004806 Check 1886     5/1/98    A      5/1/98  5/1/98  5/1/98       0.00    687.60      0.00    0.00    0.00     687.60
                                                          Vendor Total          0.00    687.60      0.00    0.00    0.00     687.60
2009GAREPY  Richard Garepy                  O
VO          004829 Check 1887     5/8/98    A      5/8/98  5/8/98  5/8/98     351.10      0.00      0.00    0.00    0.00     351.10
                                                           Vendor Total       351.10      0.00      0.00    0.00    0.00     351.10
4000STORAL  Stor All                        O
CK          012776 004802                   C                                -198.40                                        -198.40
                                                           Vendor Total      -198.40      0.00      0.00    0.00    0.00    -198.40
4001CORALC  Coral CS/Ltd.
             Associates                     O
CK          012750 004777                   C                              -7,376.31                                      -7,376.31
                                            See Note 1     Vendor Total    -7,376.31      0.00      0.00    0.00    0.00  -7,376.31
5000AQUASP  Aqua Springs
             Water                          O
VO          004821 102214        4/30/98    A     4/30/98 4/30/98 4/30/98       0.00     22.00      0.00    0.00    0.00      22.00
                                                           Vendor Total         0.00     22.00      0.00    0.00    0.00      22.00
5000CHARLE  Charles E.
              Simon & Co                    O
VO          004807 22011         4/17/98    A     4/17/98 5/17/98 5/17/98     135.00      0.00      0.00    0.00    0.00     135.00
                                                           Vendor Total       135.00      0.00      0.00    0.00    0.00     135.00
5000DESIGN  Designs Art
             & Framing                      O
VO          004808 4649          4/28/98    A     4/28/98 4/28/98 4/28/98       0.00     16.96      0.00    0.00    0.00      16.96
                                                           Vendor Total         0.00     16.96      0.00    0.00    0.00      16.96



Date 05/02/98
                             2Connect Express, Inc.
     Period Cutoff Aged AP (05-02-98 - Historical Detail Aged by Due Date)
                                  Rept 03.681
                              Aging Date: 05/02/98

-----------------------------------------------------------------------------------------------------------------------------------
                                  Vendor                                                  1          31      61
Vendor/     Name/                 Status/   Doc    Disc     Due     Pay                   To         To      To     Over
Doc Type    Ref Nbr Inv Nbr      Inv Date Status   Date     Date    Date    Current       30         60      90      90     Balance
-----------------------------------------------------------------------------------------------------------------------------------
5000LDDSWO  LDDS Worldcom                   O
VO          004830 199598         4/6/98    A     4/26/98 4/26/98 4/26/98       0.00     44.52      0.00    0.00    0.00      44.52
                                                           Vendor Total         0.00     44.52      0.00    0.00    0.00      44.52
5000RELIAC  Reliable Cable                  O
VO          004809 16468          5/4/98    A      5/4/98  5/4/98  5/4/98     127.20      0.00      0.00    0.00    0.00     127.20
                                                           Vendor Total       127.20      0.00      0.00    0.00    0.00     127.20
5000TELECH  Telecheck                       O
VO          004319 B803295305    1/31/98    H     1/31/98 2/19/98 2/19/98       0.00      0.00      0.00  628.06    0.00     628.06
AD          004542 021998        2/19/98    H     2/19/98 2/19/98               0.00      0.00      0.00 -970.73    0.00    -970.73
AD          004831 040898         4/8/98    A      4/8/98  4/8/98               0.00   -342.67      0.00    0.00    0.00    -342.67
VO          004840 040898         4/8/98    A      4/8/98  4/8/98  4/8/98       0.00    342.67      0.00    0.00    0.00     342.67
VO          004841 040898         4/8/98    A      4/8/98  4/8/98  4/8/98       0.00    342.67      0.00    0.00    0.00     342.67
                                                           Vendor Total         0.00    342.67      0.00 -342.67    0.00       0.00
5000TROPIC  Tropical Home &
              Garden PestO
VO          004761 12823         4/11/98    A     4/11/98 5/11/98 5/11/98      31.80      0.00      0.00    0.00    0.00      31.80
                                                           Vendor Total        31.80      0.00      0.00    0.00    0.00      31.80
5000UPS     United Parcel
              Service                       O
VO          004832 X60W65-188     5/2/98    A      5/2/98  5/9/98  5/2/98     431.69      0.00      0.00    0.00    0.00     431.69
                                                           Vendor Total       431.69      0.00      0.00    0.00    0.00     431.69
5500BELLSO  BellSouth                       O
VO          004817 954V134335504 4/20/98    A     4/20/98 5/12/98 5/12/98   4,240.65      0.00      0.00    0.00    0.00   4,240.65
AD          004818 305W203332329 4/29/98    A     4/29/98         5/12/98    -979.68      0.00      0.00    0.00    0.00    -979.68
                                                           Vendor Total     3,260.97                0.00    0.00    0.00   3,260.97
6500EMPLOY  Employer's Health
              InsuranceO
CK          012766 004790                   C                                -310.40      0.00                              -310.40
                                                           Vendor Total      -310.40      0.00      0.00    0.00    0.00    -310.40
6500FORTIS  Fortis Life
             Insurance                      O
CK          012778 004801                   C                                 -34.67      0.00                               -34.67
                                                           Vendor Total       -34.67      0.00      0.00    0.00    0.00     -34.67
6500HUMANA  Humana Health
             Insurance                      O
CK          012769 004794                   C                              -2,535.80      0.00                            -2,535.80
                                            See Note 1     Vendor Total    -2,535.80      0.00      0.00    0.00    0.0   -2,535.80
6500KEMPER  Kemper Insurance
             Companies                      O
VO          004703 COR 000779     3/1/98    H      3/1/98  6/9/98  6/9/98   2,562.00      0.00      0.00    0.00    0.00   2,562.00
                                                           Vendor Total     2,562.00      0.00      0.00    0.00    0.00   2,562.00

Date 05/02/98
                             2Connect Express, Inc.
     Period Cutoff Aged AP (05-02-98 - Historical Detail Aged by Due Date)
                                  Rept 03.681
                              Aging Date: 05/02/98

-----------------------------------------------------------------------------------------------------------------------------------
                                  Vendor                                                  1          31      61
Vendor/     Name/                 Status/   Doc    Disc     Due     Pay                   To         To      To     Over
Doc Type    Ref Nbr Inv Nbr      Inv Date Status   Date     Date    Date    Current       30         60      90      90     Balance
-----------------------------------------------------------------------------------------------------------------------------------
7000SPRINT  Sprint PCS                      O
VO          004489 030598         3/5/98    H      3/5/98  3/5/98  3/5/98       0.00      0.00    342.00    0.00    0.00     342.00
VO          004708 WBE-028087    1/29/97    H     1/29/97 2/28/97 2/28/98       0.00      0.00      0.00    0.00  684.00     684.00
                                                           Vendor Total         0.00      0.00    342.00    0.00  684.00   1,026.00
7200CELTEC  Cel-Tec                         O
VO          004820 123166        3/17/98    A     3/17/98 3/17/98 3/17/98       0.00      0.00    250.00    0.00    0.00     250.00
                                                           Vendor Total         0.00      0.00    250.00    0.00    0.00     250.00
7200ICANEC  ICanect                         H
VO          004183 013198        1/31/98    A     1/31/98  3/2/98  3/2/98       0.00      0.00      0.00  269.34    0.00     269.34
                                                           Vendor Total         0.00      0.00      0.00  269.34    0.00     269.34
8100COMMER  Commercial
              Printers, Inc.                O
VO          004769 803318        4/14/98    A     4/14/98 5/14/98 5/14/98      29.15      0.00      0.00    0.00    0.00      29.15
                                                           Vendor Total        29.15      0.00      0.00    0.00    0.00      29.15
90003COM    3Com Credit
              Corporation                   O
VO          004578 00008985       4/1/98    H      4/1/98  4/1/98  4/1/98       0.00      0.00      0.00  208.00    0.00     208.00
                                                           Vendor Total         0.00      0.00    208.00    0.00    0.00     208.00
9000CITGRO  Sensormatic/CIT
              Group                         O
CK          012781 004776                   C                                -256.18                                        -256.18
                                                           Vendor Total      -256.18      0.00      0.00    0.00     0.00   -256.18
9000KPMG    KPMG Peat Marwick               O
VO          004357 01821         2/17/98    H     2/17/98 3/19/98 3/19/98       0.00      0.00  6,800.00    0.00     0.00  6,800.00
                                                           Vendor Total         0.00      0.00  6,800.00    0.00     0.00  6,800.00
                                                           Report Total    -1,529.75  2,226.88  7,600.00  -73.33   684.00  8,907.80


Note 1 - Negative balances are due to invoices paid on or before the first of the calendar month where the expense is recorded in the following month. (I.e. payment was recorded in the fiscal month of April, ended 5-2-98, and the expense was recorded in the fiscal month of May.)

                                  ATTACHMENT #3

                        INVENTORY AND FIXED ASSETS REPORT

Name of Debtor: 2Connect Express, Inc.            Case Number: 98-20169-BKC-RBR
For the Period Beginning April 5, 1998 and Ending May 2, 1998 (fiscal month per books)

INVENTORY REPORT

Inventory Balance at Petition Date:                          $   2,191,354
                                                             =============
Inventory Reconciliation:

  Inventory Balance at Beginning of Month (Period)           $   1,190,218
  Inventory Purchased During Month (Period)                          4,393
  Inventory Used or Sold:                                         (153,889)
  Less Inventory liquidations via court approved auctions         (334,575)
  Less Inventory writedowns to liquidation values                 (680,774)
                                                             -------------
  Inventory On-Hand at End of Month (Period)                 $      25,373
                                                             =============
Method of Costing:   Last Cost

FIXED ASSET REPORT

Fixed Assets Fair Market Value at Petition Date:             $   2,038,164 NBV
(includes Property, Plant and Equipment)                     =============

Fixed Assets Reconciliation:

  Fixed Asset Book Value at Beginning of Month (Period):     $   1,394,132
  Less: Depreciation Expense for Period:                                -- See Note 1
  Plus: New Purchases/Additions:                                        --
                                                             -------------
  Ending Month (Period) Balance:                             $   1,394,132 See Note 2
                                                             =============



Note 1 - The majority of fixed assets were contracted in April to be sold, therefore no depreciation was recorded for the period.

Note 2 - Cumulative reserves for loss on sales of assets were recorded on the books on an accrual basis in the amount of $1,169,853.

                                  ATTACHMENT #4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor:      2Connect Express, Inc.      Case Number:  98-20169-BKC-RBR
For the Period Beginning April 5, 1998 and Ending May 2, 1998 (fiscal month per books)

Separate sheet is required for each bank account, including all savings and investment accounts (I.e., certificates of deposits, money market accounts, stocks and bonds, etc.)

NAME OF BANK:First Union National Bank        BRANCH:Commercial Banking Broward

ACCOUNT NAME:           2Connect Express, Inc. DIP Operating Account
ACCOUNT NUMBER:         2090002563870
PURPOSE OF ACCOUNT:     Post Petition Operating Account

Beginning Balance                                 $    308,560.35
Total of Deposits Made                                 275,216.14
Amount of Cash and Credit Cards Refunds                        --
Amount of Deposits from Account Sweeps
 (See Note below)                                      527,696.42
Amount of Receipts from Account Sweeps
 (See Note below)                                     (527,696.42)
Amount of Cash funding Payroll Account                 (94,696.42)
Total Amount of Checks Written                         (61,801.77)
                                                  ---------------
Closing Balance                                   $    427,278.30
                                                  ===============

Number of 1st Check Written This Period:                                 012703
Number of Last Check Written This Period:                                012781
                                                                         ------
Total Number of Checks Written or voided This Period:                        78
                                                                         ======


Note - Daily "Sweep" transfers are made from store depository sub-accounts
       (zero balance accounts) to concentration account.

                        INVESTMENT ACCOUNTS

Type of Negotiable             Face                Purchase            Date of
   Instrument                  Value                Price              Purchase
------------------            ------               --------            --------
    None

                                  ATTACHMENT #4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor:      2Connect Express, Inc.       Case Number: 98-20169-BKC-RBR
For the Period Beginning April 5, 1998 and Ending May 2, 1998 (fiscal month per books)

Separate sheet is required for each bank account, including all savings and investment accounts (i.e., certificates of deposits, money market accounts, stocks and bonds, etc.)

NAME OF BANK:First Union National Bank         BRANCH:Commercial Banking Broward

ACCOUNT NAME:           2Connect Express, Inc. DIP Payroll Account
ACCOUNT NUMBER:         2090002563883
PURPOSE OF ACCOUNT:     Post Petition Payroll Account

Beginning Balance                  (33,093.50)
Total of Deposits Made              94,696.42
Total Amount of Checks Written     (84,351.80)
Service Charges                            --
                                   ----------
Closing Balance                    (22,748.88)     Since this is a Zero Balance account, the
                                   ==========      ending negative balance represents
                                                   outstanding checks.


Number of 1st Check Written This Period:               1821
Number of Last Check Written This Period:              1888
                                                    -------
Total Number of Checks Written This Period:              67
                                                    =======

                        INVESTMENT ACCOUNTS

Type of Negotiable        Face             Purchase        Date of
  Instrument             Value              Price          Purchase
------------------       -----             --------        --------
    None

                                  ATTACHMENT #5

                                 CHECK REGISTER

Name of Debtor:    2Connect Express, Inc.       Case Number:   98-20169-BKC-RBR

For the Period Beginning April 5, 1998 and Ending May 2, 1998 (fiscal month per books)

Name of Bank:  First Union National Bank   Branch:  Commercial Banking Broward

Account Name: 2Connect Express, Inc. DIP Operating Account
Account Number: 2090002563870
Purpose of Account: Primary Operating Account

Account for all check numbers, including voided, lost, stopped payment, etc.


                                                                                                Cumulative
 Date      Ck #            Payee                          Purpose                    Amount       Amount
 ----      ----            -----                          -------                    ------     ----------
 4/6/98  Debit   Novus Monthly Settlement           Credit Card Processing Fees   $  112.85        112.85
 4/6/98  012703  Sun Sentinel                       Advertising                      777.50        890.35
 4/6/98  012704  Palm Beach Newspapers              Advertising                      166.95      1,057.30
 4/7/98  012705  Chuck Ainsworth                    Travel Expenses                  293.81      1,351.11
 4/7/98  012706  Thomas H. Hicks                    Travel Expenses                    8.60      1,434.71
 4/7/98  012707  Dana Ford                          Customer Refund                  264.98      1,699.69
 4/7/98  012708  Alan Kaback                        Customer Refund                  169.58      1,869.27
 4/7/98  012709  Marisela Morley                    Customer Refund                  152.62      2,021.89
 4/7/98  012710  Radha Rampersad                    Customer Refund                  280.88      2,302.77
 4/7/98  012711  Advance Service Industries         Janitorial Service               360.78      2,663.55
 4/7/98  012712  American Stock Transfer Co.        Transfer Agent                   500.00      3,163.55
 4/7/98  012713  Aqua Springs Water                 Coffee Service                    20.50      3,184.05
 4/7/98  012714  Bowne of Atlanta                   Financial Printing               745.07      3,929.12
 4/7/98  012715  Dependable Courier                 Courier Services               1,002.05      4,931.17
 4/7/98  012716  Federal Express Corporation        Freight                           23.00      4,954.17
 4/7/98  012717  LDDS Worldcom                      Telephone                        175.50      5,129.67
 4/7/98  012718  City of Hollywood Utility          Utlities                         305.65      5,435.32
 4/7/98  012719  Sun Belt Technologies              Supplies                          68.90      5,504.22
 4/7/98  012720  Palm Beach Newspapers, Inc.        Advertising                       87,89      5,592.11
 4/9/98  Debit   PrimeCo                            Product                        3,375.00      8,967.11
4/10/98  012721  Direct Wireless                    Product                          316.40      9,283.51
4/10/98  Debit   Commercial Bank Charges            Bank Fees                        779.22     10,062.73
4/13/98  012722  David G. Dees                      Employee Expenses                    --     10,062.73
4/13/98  012723  Direct Wireless                    Product                           38.80     10,101.53
4/13/98  012724  PrimeCo                            Product                              --     10,101.53
4/13/98  012725  Sun Sentinel                       Advertising                    1,599.00     11,700.53
4/15/98  012726  Office Depot                       Supplies                          40.26     11,740.79
4/17/98  012727  Chuck Ainsworth                    Employee Expenses                 92.12     11,832.91
4/17/98  012728  David G. Dees                      Employee Expenses                  9.00     11,841.91
4/17/98  012729  Thomas H. Hicks                    Employee Expenses                 30.43     11,872.34
4/17/98  012730  Kevin Killoran                     Employee Expenses                417.74     12,290.08
4/17/98  012731  Jeanine C. Kinsey                  Employee Expenses                 42.00     12,332.08
4/17/98  012732  Matthew A. Kinsey                  Employee Expenses                259.84     12,591.92
4/17/98  012733  Nathan Rothman                     Employee Expenses                 98.46     12,690.38
4/17/98  012734  Frank Cardone                      Customer Refund                   63.59     12,753.97



4/17/98  012735  Tammy Evans                        Customer Refund                   37.09     12,791.06
4/17/98  012736  Clifton Frank                      Customer Refund                  119.76     12,910.82
4/17/98  012737  Alain Nicolas-David                Customer Refund                   52.99     12,963.81
4/17/98  012738  Hancock Moving & Storage           Storage Rent                   1,618.75     14,582.56
4/17/98  012739  LDDS Worldcom                      Telephone                         47.46     14,630.02
4/17/98  012740  United Parcel Service              Freight                          177.36     14,807.38
4/17/98  012741  Florida Power & Light              Utlities                         437.77     15,245.15
4/17/98  012742  CGI-Ft. Lauderdale                 Freight                           69.85     15,315.00
4/17/98  012743  AirData Communiciations, Inc.      Cellular Installation            120.00     15,435.00
4/17/98  012744  Florida Department of Revenue      Sales Tax                     16,600.53     32,035.53
4/17/98  012745  United States Trustee              Quarterly Trustee Fees         3,750.00     35,785.53
4/17/98  012746  Nancy Higgins                      Customer Refund                   63.58     35,849.11
4/20/98  012747  Cash-2Connect                      Supplies                         124.50     35,973.61
4/21/98  012748  AR Video and Film, Inc.            Auction Video                  1,135.00     37,108.61
4/21/98  Debit   Telecheck                          Bank Fees                      1,022.36     38,130.97
4/22/98  012749  Office Depot Credit Plan           Supplies                          69.31     38,200.28
4/23/98  012750  Coral CS/Ltd. Associates           Rent                           7,376.31     45,576.59
4/23/98  012751  Void                               Void                                 --     45,576.59
4/23/98  012752  Office Depot Credit Plan           Supplies                         110.20     45,686.79
4/23/98  012753  Koniver Stern Group~The            Legal, Approved by court       1,770.00     47,456.79
4/24/98  012754  Chuck Ainsworth                    Employee Expenses                 52.05     47,508.84
4/24/98  012755  Thomas H. Hicks                    Employee Expenses                 48.35     47,557.19
4/24/98  012756  Kevin Killoran                     Employee Expenses                528.18     48,085.37
4/24/98  012757  Claude Sordelet                    Employee Expenses                154.80     48,240.17
4/24/98  012758  Pedro Brado                        Customer Refund                   52.99     48,293.16
4/24/98  012759  Justin Klosky                      Customer Refund                  211.99     48,505.15
4/24/98  012760  Cecelia Salenno                    Customer Refund                  189.72     48,694.87
4/24/98  012761  Dependable Courier                 Courier Services                 192.60     48,887.47
4/24/98  012762  PR Newswire, Inc.                  Press Releases                    90.00     48,977.47
4/24/98  012763  Coral Springs Improvement Dist     Utlities                          21.00     48,998.47
4/24/98  012764  Trescom International              Telephone                      1,744.75     50,743.22
4/24/98  012765  CGI-Ft. Lauderdale                 Freight                          158.10     50,901.32
4/24/98  012766  Employer's Health Insurance        Dental Insurance                 310.40     51,211.72
4/27/98  012767  Broward Paper & Packaging          Supplies                         190.72     51,402.44
4/28/98  012768  Reliable Cable                     Wiring at New Office           1,017.60     52,420.04
4/28/98  012769  Humana Health Insurance            Health Insurance               2,535.80     54,955.84
4/28/98  012770  Direct Wireless                    Product                           35.00     54,990.84
4/30/98  012771  A&M Tape & Packaging               Supplies                          82.17     55,073.01
4/30/98  012772  A&M Tape & Packaging               Supplies                          40.11     55,113.12
 5/1/98  012773  Chuck Ainsworth                    Employee Expenses                 56.70     55,169.82
 5/1/98  012774  Thomas H. Hicks                    Employee Expenses                 38.10     55,207.92
 5/1/98  012775  Don Smith                          Employee Expenses              1,875.00     57,082.92
 5/1/98  012776  Stor All                           Storage Rent                     198.40     57,281.32
 5/1/98  012777  Florida Power & Light              Utlities                       1,159.60     58,440.92
 5/1/98  012778  Fortis Life Insurance              Life Insurance                    34.67     58,475.59
 5/1/98  012779  Kemper Insurance Companies         Workers Comp Insurance         2,562.00     61,037.59
 5/1/98  012780  Beeper To Go                       Product                          508.00     61,545.59
 5/1/98  012781  Sensormatic/CIT Group              Equipment Lease                  256.18     61,801.77
                                                                                 ----------
                                                                                 $61,801.77
                                                                                 ==========

                                 ATTACHMENT #5
                                 CHECK REGISTER

Name of Debtor:      2Connect Express, Inc.      Case Number: 98-20169-BKC-RBR

For the Period Beginning April 5, 1998 and Ending May 2, 1998 (fiscal month per books)

Name of Bank:  First Union National Bank   Branch:  Commercial Banking Broward

Account Name: 2Connect Express, Inc. DIP Payroll Account
Account Number: 2090002563883
Purpose of Acccount: Payroll Account

Account for all check numbers, including voided, lost, stopped payment, etc.

                                                                                              Cumulative
 Date      Ck #            Payee                             Purpose                Amount       Amount
 ----      ----            -----                             -------              ----------   ----------
  4/10/98  Debit ADP Fees                                    Payroll Fees         $    65.83    $    65.83
  4/17/98  1821 Hicks, Thomas                                Net Pay                4,996.23      5,062.06
  4/17/98  1822 Killoran, Kevin                              Net Pay                1,647.32      6,709.38
  4/17/98  1823 Ainsworth, Charles                           Net Pay                1,858.31      8,567.69
  4/17/98  1824 Dees, David                                  Net Pay                  124.67      8,692.36
  4/17/98  1825 Hersh, Jason                                 Net Pay                   36.49      8,728.85
  4/17/98  1826 Rothman, Nathan                              Net Pay                1,164.52      9,893.37
  4/17/98  1827 Bolden, Mariea                               Net Pay                  915.57     10,808.94
  4/17/98  1828 Chalfant, Christopher                        Net Pay                3,200.06     14,009.00
  4/17/98  1829 Kinsey, Jeanine                              Net Pay                  836.20     14,845.20
  4/17/98  1830 Hernandez, Zara                              Net Pay                  876.42     15,721.62
  4/17/98  1831 Kinsey, Matthew                              Net Pay                1,764.02     17,485.64
  4/17/98  1832 Smith, Donald                                Net Pay                1,663.87     19,149.51
  4/17/98  1833 Cohen, George                                Net Pay                  755.47     19,904.98
  4/17/98  1834 Epstein, Steven                              Net Pay                1,243.12     21,148.10
  4/17/98  1835 Colyer, William                              Net Pay                   52.36     21,200.46
  4/17/98  1836 Cowan, Robert                                Net Pay                  264.33     21,464.79
  4/17/98  1837 Jay, Adam                                    Net Pay                   99.60     21,564.39
  4/17/98  1838 Lively, Marie                                Net Pay                  296.86     21,861.25
  4/17/98  1839 Patierno, Joe                                Net Pay                  408.11     22,269.36
  4/17/98  1840 Pettineo, John                               Net Pay                  696.18     22,965.54
  4/17/98  1841 Sicuro, Alejandro                            Net Pay                  112.56     23,078.10
  4/17/98  1842 Whitten, Jillian                             Net Pay                  185.78     23,263.88
  4/17/98  1843 Park, Steven                                 Net Pay                1,140.76     24,404.64
  4/17/98  1844 Sordelet, Claude                             Net Pay                  697.36     25,102.00
  4/17/98  1845 Bruno, Robert                                Net Pay                  447.70     25,549.70
  4/17/98  1846 Killoran, Kerin                              Net Pay                   28.28     25,577.98
  4/17/98  1847 Yacobozzi, Anthony                           Net Pay                  351.99     25,929.97
  4/17/98  1848 Cullen, Jennifer                             Net Pay                  214.05     26,144.02
  4/17/98  1849 Carpenter, Jerome                            Net Pay                  135.19     26,279.21
  4/17/98  1850 Grandy, John                                 Net Pay                1,371.64     27,650.85
  4/17/98  1851 Avarez, Rubin                                Net Pay                  264.93     27,915.78



  4/17/98  1852 Sorell, George                               Net Pay                  181.96     28,097.74
  4/17/98  1853 Rutter, Kenneth                              Net Pay                  384.73     28,482.47
  4/17/98  1854 Bryan, Melanie                               Net Pay                1,094.20     29,576.67
  4/17/98  1855 Starr, Stuart                                Net Pay                1,045.55     30,622.22
  4/17/98  1856 Castellanos, Lena                            Net Pay                  606.79     31,229.01
  4/17/98  1857 Garepy, Richard                              Net Pay                  762.20     31,991.21
  4/17/98  1858 Silverman, Patricia                          Net Pay                1,341.85     33,333.06
  4/17/98  Debit ADP Fees                                    Payroll Fees              65.33     33,398.39
  4/17/98  Debit ADP Taxes                                   Payroll Taxes         12,126.44     45,524.83
  4/24/98  Debit ADP Fees                                    Payroll Fees             236.00     45,760.83
   5/1/98  1859 Hicks, Thomas                                Net Pay                4,996.23     50,757.06
   5/1/98  1860 Killoran, Kevin                              Net Pay                1,647.32     52,404.38
   5/1/98  1861 Ainsworth, Charles                           Net Pay                1,858.29     54,262.67
   5/1/98  1862 Dees, David                                  Net Pay                  522.14     54,784.81
   5/1/98  1863 Rothman, Nathan                              Net Pay                1,164.52     55,949.33
   5/1/98  1864 Bolden, Mariea                               Net Pay                  915.58     56,864.91
   5/1/98  1865 Chalfant, Christopher                        Net Pay                3,071.36     59,936.27
   5/1/98  1866 Kinsey, Jeanine                              Net Pay                  800.47     60,736.74
   5/1/98  1867 Hernandez, Zara                              Net Pay                  876.43     61,613.17
   5/1/98  1868 Kinsey, Matthew                              Net Pay                  220.36     61,833.53
   5/1/98  1869 Smith, Donald                                Net Pay                1,663.88     63,497.41
   5/1/98  1870 Cohen, George                                Net Pay                  755.48     64,252.89
   5/1/98  1871 Epstein, Steven                              Net Pay                1,243.13     65,496.02
   5/1/98  1872 Cowan, Robert                                Net Pay                   71.34     65,567.36
   5/1/98  1873 Lively, Marie                                Net Pay                  297.85     65,865.21
   5/1/98  1874 Paternio, Joe                                Net Pay                  192.33     66,057.54
   5/1/98  1875 Pettineo, John                               Net Pay                  643.83     66,701.37
   5/1/98  1876 Sicuro, Alejandro                            Net Pay                  137.40     66,838.77
   5/1/98  1877 Whiten, Jillian                              Net Pay                  303.23     67,142.00
   5/1/98  1878 Park, Steven                                 Net Pay                  620.14     67,762.14
   5/1/98  1879 Sordelet, Claude                             Net Pay                  681.87     68,444.01
   5/1/98  1880 Bruno, Robert                                Net Pay                   44.33     68,488.34
   5/1/98  1881 Yacobozzi, Anthony                           Net Pay                   27.71     68,516.05
   5/1/98  1882 Grandy, John                                 Net Pay                1,371.63     69,887.68
   5/1/98  1883 Avarez, Rubin                                Net Pay                  176.06     70,063.74
   5/1/98  1884 Bryan, Melanie                               Net Pay                1,094.20     71,157.94
   5/1/98  1885 Starr, Stuart                                Net Pay                1,045.54     72,203.48
   5/1/98  1886 Castellanos, Lena                            Net Pay                  687.60     72,891.08
   5/1/98  1887 Garepy, Richard                              Net Pay                  351.10     73,242.18
   5/1/98  1887 Garepy, Richard                              Net Pay                 (351.10)    72,891.08
   5/1/98  1888 Silverman, Patricia                          Net Pay                  970.56     73,861.64
   5/1/98  Debit ADP Fees                                    Payroll Fees              61.31     73,922.95
   5/1/98  Debit ADP Taxes                                   Payroll Taxes         10,428.85     84,351.80
                                                                                  ----------
                                                                                  $84,351.80
                                                                                  ==========

                                  ATTACHMENT #6

                               MONTHLY TAX REPORT

Name of Debtor:       2Connect Express, Inc.     Case Number: 98-20169-BKC-RBR
For the Period Beginning April 5, 1998 and Ending May 2, 1998 (fiscal month per books)

                      TAXES PAID DURING THE MONTH (PERIOD)
                 Report all post-petition taxes paid directly or
                        deposited into the tax account.


  Date    Bank or Payee                       Description                                            Amount
 -------  -------------                       -----------                                         -----------
 4/17/98  Florida Department of Revenue       Consolidated Sales Tax Return for March, 1998       $ 16,600.53
 4/17/98  IRS and Fla Dept of Rev             PR taxes deposited by ADP                             12,126.44
  5/1/98  IRS and Fla Dept of Rev             PR taxes deposited by ADP                             10,428.85
                                                                                                  -----------
                                                                                                  $ 39,155.82
                                                                                                  ===========








                                TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's compensation. Date last tax return filed: See Above


Name of Taxing                  Date Pmt
  Authority                       Due       Description                                           Amount
--------------                  --------    -----------                                         ------------
Florida Department of Revenue   5/20/98     Consolidated Sales Tax Return for April, 1998       $   5,526.52
                                                                                                ============

                                 ATTACHMENT #7

                    SUMMARY OF OFFICER OR OWNER COMPENSATION

                  SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor:      2Connect Express, Inc.      Case Number:  98-20169-BKC-RBR

For the Period Beginning April 5, 1998 and Ending May 2, 1998 (fiscal month per books)

Report all compensation received during the period. Do not include reimbursement for expenses incurred for which you have receipts.

                                                                  Amount
Officer or Owner Name                     Title                    Paid
---------------------                     -----                   ------
Thomas H. Hicks                        CEO COO and CFO           12,740.00
Kevin Killoran                         Secretary                  4,616.00



                         PERSONNEL REPORT             Store                Corporate
                                                -------------------   -------------------
                                                Full Time Part Time   Full Time Part Time      Total
                                                --------- ---------   --------- ---------      -----
Number of Employees at Beginning of Period          14       9           10        1             34
Number Hired during Period
Number Terminated or Resigned during Period         10       7            5        1
                                                    --      --           --       --             --
Number of Employees on payroll at end of Period      4       2            5        0             11
                                                    ==      ==           ==       ==             ==


                         CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to worker's compensation, liability, fire, theft, comprehensive, vehicle, health and life.


                             Agent &                     Policy         Type of             Expiry  Premium
Carrier                      Phone #                     Number        Coverage              Date   Due Date
-------                      -------                     ------        --------             ------  --------
Agricultural Excess
 & Suplus               Kahn-Carlin & Company,       NSP2108136   Directors &                5/9/98    Paid
                        Roy Fabry                                 Officers Liability
                        Telephone (954) 767-6066

Reliance Insurance
 Company                Kahn-Carlin &
                         Company, Inc.                QB8615829   Commercial Application    10/9/98   Monthly
                                                                  Property, General
                                                                  Liability, Business Auto,
                                                                  Garage & Dealers,
                                                                  Crime, Umbrella
Kemper-American
 Motorists              Kahn-Carlin &
                         Company, Inc.               3BG01594400  Workers Compensation      10/9/98   Monthly
CAN                     Kahn-Carlin &
                         Company, Inc                  .0000685C  Employment Related        9/11/98    Paid
Humana, Inc.            Humana, Inc.              Group  #133739  Employee Health and Life  9/30/98   Monthly
                        Stacey Granger
                        Phone (800) 442-5555


                                  ATTACHMENT #8

              SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD
         For the Period Beginning April 5, 1998 and Ending May 2, 1998
                            (fiscal month per books)

1. The Company closed three additional stores, leaving one remaining store open as of May 2, 1998.
2. Held two court approved auctions liquidating all remaining inventory of the Company with the exception of inventory in the one open store.
3. Moved the Corporate Headquarters office to the following address reducing monthly rent expense by approximately $5,000:
                2Connect Express, Inc.
                3500 Gateway Drive, Suite 101
                Pompano Beach, FL  33069
4. On April 14, 1998, the Company filed a Plan of Reorganization and Disclosure Statement with the Bankruptcy court pursuant to sections 1121
      (b) and 1125, title 11, United States Code.
5.    Reduced workforce to skeleton levels.
6. Continued negotiations for the sale of remaining assets, merger agreement with Bobby Allison Cellular Systems of Florida, Inc. ("BAC"), and a Management Agreement with BAC whereby that Company would assume management of the 2Connect Coral Square Mall Store and all expenses related thereto.







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